UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 2, 2024

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 2, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Kopin Corporation (the “Company”) approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024, effective upon the execution of a satisfactory engagement letter with BDO. During the Company’s two most recent fiscal years ended December 30, 2023, and December 31, 2022, and the subsequent interim period through December 2, 2024, neither the Company nor anyone acting on its behalf consulted with BDO regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On the same date the Board of Directors of the Company dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm, effective immediately prior to the engagement of BDO. The dismissal was not related to any disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The reports of RSM on the consolidated financial statements of the Company as of and for the fiscal years ended December 30, 2023, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 30, 2023 and December 31, 2022, and the subsequent interim period through the date of dismissal, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to RSM’s satisfaction, would have caused RSM to make reference thereto in their reports. During the fiscal years ended December 30, 2023, and December 31, 2022, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided RSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of RSM’s letter dated December 6, 2024, is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of RSM USA LLP, dated December 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	December 6, 2024	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)